SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (Date of earliest event reported):
August 4, 2005 (August 3, 2005)
Central Parking Corporation
(Exact name of Registrant as specified in its charter)

Tennessee	001-13950	62-1052916

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)
2401 21st Avenue South, Suite 200 Nashville, TN 37212
(Address of principal executive offices)
(615) 297-4255
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results Of Operations And Financial Condition.
     On August 3, 2005, Central Parking Corporation issued the press release attached hereto as Exhibit 99.1 reporting the Company’s fiscal third quarter results.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On August 3, 2005, Central Parking Corporation issued a press release attached hereto as Exhibit 99.2 announcing that Emanuel Eads, who has served as the Company’s President and Chief Operating Officer since May 2003, has been named President and Chief Executive Officer, effective immediately. Monroe Carell, Jr., Chairman and Chief Executive Officer, will become Executive Chairman of the Board of Directors.
Item 7.01 Regulation FD Disclosure.
     On August 3, 2005, Central Parking Corporation issued a press release attached hereto as Exhibit 99.2 announcing a new strategic plan for the Company.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits

Number	Exhibit
99.1	Press Release dated August 3, 2005 reporting fiscal third quarter results.

99.2	Press release dated August 3, 2005 announcing a new strategic plan.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Parking Corporation
/s/ Benjamin F. Parrish, Jr.
Benjamin F. Parrish, Jr.
Senior Vice President and General Counsel

Date: August 4, 2005

Exhibit Index

Exhibit No.
99.1	Press Release dated August 3, 2005 reporting fiscal third quarter results.

99.2	Press release dated August 3, 2005 announcing a new strategic plan.